                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     Network Access Solutions Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ------------------------------------------------------------------

     (5) Total fee paid:

         ------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ------------------------------------------------------------------

     (3) Filing Party:

         ------------------------------------------------------------------

     (4) Date Filed:

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     Notes:

                                    [LOGO]
                                NETWORK ACCESS
                               S O L U T I O N S


                           THREE DULLES TECH CENTER
                         13650 DULLES TECHNOLOGY DRIVE
                           HERNDON, VIRGINIA 20171


                                                                    May 19, 2000

Dear Stockholder:

     You are cordially invited to attend the Network Access Solutions Corporation Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Daylight Savings Time, Tuesday, June 6, 2000, at the Company's principal executive offices, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171.

     Enclosed with this letter is a Notice of the Annual Meeting of Stockholders, a Proxy Statement, a proxy card and a return envelope. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about Network Access Solutions Corporation. Also enclosed with this letter is Network Access Solutions corporation's Annual Report to Stockholders for the fiscal year ended December 31, 1999. At the 2000 Annual Meeting, we will ask you to:

     1.   Elect one director to serve a three-year term;

     2. Ratify an amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares available to be granted pursuant to awards made under the Plan;

     3.   Approve the adoption of an Employee Stock Purchase Plan;

     4. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

     5. Transact any other business that is properly presented at the Annual Meeting or any adjournment thereof.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss these matters in further detail. We urge you to review this information carefully.

     Whether or not you plan to attend the Annual Meeting, please sign, date and promptly return the proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Annual Meeting in accordance with our proxy instructions. Of course, if you attend the Annual Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.


                              Sincerely,


                              Jonathan P. Aust
                              Chairman of the Board and Chief Executive Officer


           YOUR VOTE AT THE ANNUAL MEETING IS VERY IMPORTANT TO US.

    Please sign, date and return your proxy card before the Annual Meeting.


     If you have any questions about voting your shares, please contact Worth D. MacMurray, Network Access Solutions Corporation, 100 Carpenter Drive, Sterling, Virginia 20164, telephone number 703.742.7700.

                     NETWORK ACCESS SOLUTIONS CORPORATION
                           Three Dulles Tech Center
                         13650 Dulles Technology Drive
                           Herndon, Virginia  20171

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 6, 2000

                               ----------------

To our stockholders:

     The Annual Meeting of Stockholders of Network Access Solutions Corporation will be held on Tuesday, June 6, 2000, at 9:00 a.m. Eastern Daylight Savings Time, at the Company's principal executive offices, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171, for the following purposes:

     1.   To elect one director to serve a three-year term;

     2. To ratify an amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares available to be granted pursuant to awards made under the Plan;

     3.   To approve the adoption of an Employee Stock Purchase Plan;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Monday, April 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.


                              By Order of the Board of Directors


                              Worth D. MacMurray
                              Secretary

Dated: May 19, 2000

     YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE MARK THE APPROPRIATE BOX ON YOUR PROXY CARD. AN ADMISSION CARD IS INCLUDED IF YOU ARE A STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD IN STREET NAME, AN ADMISSION CARD IN THE FORM OF A LEGAL PROXY WILL BE SENT TO YOU BY YOUR BROKER. IF YOU DO NOT RECEIVE THE LEGAL PROXY IN TIME, YOU WILL BE ADMITTED TO THE MEETING BY SHOWING YOUR MOST RECENT BROKERAGE STATEMENT VERIFYING YOUR OWNERSHIP OF COMMON STOCK.

                     NETWORK ACCESS SOLUTIONS CORPORATION
                           Three Dulles Tech Center
                         13650 Dulles Technology Drive
                           Herndon, Virginia 20171

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 6, 2000

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

The Annual Meeting

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the Annual Meeting of Stockholders of Network Access Solutions Corporation (the "Company" or "NAS") to be held on Tuesday, June 6, 2000, at 9:00 a.m. Eastern Daylight Savings Time, at the Company's principal executive offices, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171. The purpose of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

This Proxy Solicitation

     We are sending you this Proxy Statement because our Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. On or about May 19, 2000, we began mailing this Proxy Statement and the enclosed proxy to those persons who, according to our records, owned shares of our common stock at the close of business on April 10, 2000. All holders of record of our common stock at the close of business on April 10, 2000 will be eligible to vote at the Annual Meeting.

     We are mailing our Annual Report to Stockholders for the year ended December 31, 1999 with this Proxy Statement and the proxy. The Annual Report to Stockholders does not form any part of the material we are using to solicit proxies.

     The Company will pay the cost of requesting those proxies. In addition to requesting proxies by use of the mails, officers and other employees of the Company and its subsidiaries may request proxies by personal interview, telephone, telecopy and telegram. None of these individuals will receive compensation for making these requests, which will be made in addition to their regular duties. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held of record by them to the beneficial owners of such shares and will reimburse these persons for their reasonable out-of-pocket expenses in forwarding such material.

Voting Your Shares

     You have one vote for each share of common stock of the Company that you owned of record at the close of business on April 10, 2000. The number of shares you own (and may vote at the Annual Meeting) is listed on the enclosed proxy card.

     You may vote your shares at the Annual Meeting either in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the

Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card prior to the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

     If you decide to vote by proxy, your proxy card will be valid only if you sign, date and return it before the Annual Meeting.

     If you complete the proxy card but do not provide the voting instructions, then your shares will be voted FOR the election of the one nominee for director named in the proxy card, FOR the proposal to ratify the amendment of the Company's 1998 Stock Incentive Plan to increase the number of shares available to be granted pursuant to awards made under the Plan, FOR the proposal to adopt the Employee Stock Purchase Plan and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2000. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein.

     Management is not aware of any other matters which are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy are fully authorized to vote on these matters in accordance with their judgment and discretion.

Revoking Your Proxy

     If you have given a proxy and then decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

     . You may notify the Secretary of the Company in writing (to the address given below) that you wish to revoke your proxy.

     . You may submit a properly executed proxy dated later than your original proxy.

     . You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

     All written notices of revocation or other communications relating to revocation of proxies should be addressed as follows: Network Access Solutions Corporation, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171, Attention: Secretary.

Vote Required for Approval

     Quorum. On the record date for the Annual Meeting (April 10, 2000), 55,402,391 shares were issued and, after giving effect to 8,550,000 shares in treasury, there were 46,852,391 shares outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if 23,426,196 shares are represented at the Annual Meeting, either in person (by the stockholders) or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions and any broker non-votes (shares held by a broker or nominee on behalf of another which are represented in person or by proxy at the Annual Meeting, but which the broker or nominee does not have the power to vote on a particular proposal) will be counted as shares that are represented at the Annual Meeting. Shares of our common stock held by stockholders present at the Annual Meeting in person who do not vote, and ballots or proxy cards marked "abstain" or "withhold authority," also will be counted as present at the Annual Meeting for purposes of determining whether a quorum is present.

     Approval. The vote required to elect the director nominee as a director is a plurality of the votes cast in favor of the nominee at the Annual Meeting, and the vote required to approve each of Proposals 2, 3 and 4 is the affirmative vote of a majority of the votes cast with respect to each of these proposals. Under our Amended and Restated Certificate of Incorporation, our Amended and Restated By-Laws and applicable law, abstentions and broker non-votes with respect to any proposal will not constitute votes cast and, as a result, will have no effect on the outcome of the vote on that proposal.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

Board of Directors and Nominees for Election as Directors

     Our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws provide for a classified board of directors consisting of three separate classes of directors, each serving three-year terms. As a result, approximately one-third of our Board of Directors is elected each year for three-year terms. Scott G. Yancey, Jr. and Christopher Melnick are Class I directors with terms expiring at the Annual Meeting and are not standing for re-election, Brion B. Applegate and Dennis R. Patrick are Class II directors, with terms expiring at the 2001 annual meeting of stockholders and Jonathan P. Aust is a Class III director, with a term expiring at the 2002 annual meeting of stockholders.

     Nicholas J. Williams has been nominated for election as a director at the Annual Meeting, to hold office until the Annual Meeting of Stockholders in 2003, or until his successor is elected and qualifies, or until his earlier resignation or removal. The nominee for director who receives the greatest number of votes cast at the Annual Meeting will be elected as a director. If any nominee becomes unable or unwilling to serve as a director (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, the persons named in the proxy intend to vote for the election of the substitute nominee or nominees.

     Biographical information concerning the director nominee is presented below.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Directors and Executive Officers

     The following identifies the current and proposed directors and the current executive officers and provides a summary of the business experience of each.

   Name                                 Age                 Position
   ----                                 ---                 --------
Jonathan P. Aust......................  42    Chief Executive Officer and Chairman of the Board of
                                              Directors
Christopher J. Melnick................  34    Senior Vice President, Sales Development and
                                              Marketing and Director
Scott G. Yancey, Jr...................  47    Chief Financial Officer and Director
Brion B. Applegate....................  46    Director
Dennis R. Patrick.....................  48    Director
Nicholas J. Williams..................  52    President and Chief Operating Officer
John J. Hackett.......................  46    Senior Vice President, Sales and Marketing
Lester M. Lichter.....................  53    Chief Information Officer
Worth D. MacMurray....................  46    Vice President, Legal and Strategic Projects
Brian D. Roberts......................  40    Vice President, Engineering and Operations

     Jonathan P. Aust has been our Chief Executive Officer since founding Network Access Solutions, with his wife Longma, in December 1994. In August 1998, Mr. Aust also became our President and Chairman of the Board of Directors, and served as our President until February 2000. Mr. Aust was the National Account Manager for AT&T Paradyne responsible for the Federal Reserve System from October 1987 to December 1994. From June 1982 to October 1987, Mr. Aust held numerous engineer and sales positions at Paradyne Corporation, a manufacturer of data communications equipment.

     Christopher J. Melnick was our Chief Operating Officer from July 1998 to February 2000 when he became our Senior Vice President, Sales Development and Marketing, and has been a Director since August 1998. Mr. Melnick was the Vice President and General Manager for the Southeast Region of Level 3 Communications from March 1998 to July 1998. Mr. Melnick was a Vice President of Sales for WorldCom, and formerly, MFS Telcom, from September 1995 to March 1998. From June 1994 to September 1995, Mr. Melnick was a member of sales management at MFS Telcom.

     Scott G. Yancey, Jr. has been our Chief Financial Officer since joining us in July 1998 and a Director since August 1998. Mr. Yancey was the Chief Financial Officer and General Manager of the data division of Cable & Wireless USA, a telecommunications service provider, from July 1982 to May 1998.

     Brion B. Applegate has been a Director of Network Access Solutions since August 1998. Mr. Applegate is a co-founder and has been a Managing General Partner of Spectrum, a private equity fund, since March 1993. Mr. Applegate is a director of Tut Systems, Inc., a provider of broadband access services to multi-tenant buildings.

     Dennis R. Patrick has been a Director of Network Access Solutions since April 1999. Since February 2000, Mr. Patrick has been the President of AOL Wireless (a division of AOL Online, Inc.), a deliverer of AOL content and services to wireless devices. In addition, Mr. Patrick is and has been the President and Chief Executive Officer of Patrick Communications Inc. and Doeg Hill Ventures LLC since November 1997. Patrick Communications provides analysis of investment opportunities in the telecommunications and media industries to a select group of clients. Doeg Hill Ventures is a closely held venture capital enterprise focusing on early stage investments in the telecommunications industry. Mr. Patrick was the founder and Chief Executive Officer of Milliwave LP, a local exchange telephone company using digital radio frequencies to transmit data, from June 1995 to January 1997. Milliwave was acquired by Winstar Communications in January 1997, and Mr. Patrick served on the board of directors of the combined entity until September 1997. From February 1990 to December 1995, Mr. Patrick served as Chief Executive Officer of Time Warner Telecommunications, a division of Time Warner Entertainment. From November 1983 to August 1989, Mr. Patrick was a Commissioner and then Chairman of the FCC.

     Nicholas J. Williams has been our President and Chief Operating Officer since joining us in February 2000. Prior to joining us, Mr. Williams served as Chief Executive Officer and a member of the Board of Directors from July 1998, and as President from April 1997, of Premisys Communications, Inc., a manufacturer of integrated multiple access communications servers, until its acquisition by Zhone Technologies, Inc. in November 1999. Mr. Williams also served as Chief Operating Officer of Premisys between April 1997 and July 1998. From 1993 until his move to Premisys, Mr. Williams was Vice President and General Manager, International, of Tellabs, Inc., a telecommunications company, where he contributed to the growth of multiple product lines, including the DXX and wireless products.

     John J. Hackett has been our Senior Vice President, Sales and Marketing since joining us in February 1999. Mr. Hackett was the Division President of MCI WorldCom and MFS Telcom from September 1993 to February 1999 responsible for Sales and Customer Support.

     Lester M. Lichter has been our Chief Information Officer since October 1999. Prior to joining us, Mr. Lichter was Executive Vice President and Chief Information Officer of Excel Communications from November 1997 to February 1999, where he was responsible for developing information services solutions to support the company's business development activities. Mr. Lichter was Chief Information Officer of Cable & Wireless USA from June 1996 to November 1997. Before joining Cable & Wireless USA, Mr. Lichter was Vice President and Chief Information Officer of AT&T's Business Communications Systems group from December 1993 to May 1996.

     Worth D. MacMurray has been our Vice President, Legal and Strategic Projects, since joining us in September, 1999. Prior to joining us, Mr. MacMurray served as Vice President, Legal & Administration from November 1998 to August 1999 at Landmark Systems Corporation, a performance management software company. Prior to joining Landmark, Mr. MacMurray served as Vice President and General Counsel of Intersolv, Inc., a software tools company, from October 1997 to October 1998. From February 1988 to September 1997, Mr.

MacMurray served in various legal capacities for GTSI, an information technology reseller, including as General Counsel.

     Brian D. Roberts has been our Vice President for Engineering and Operations since August 1999. Prior to joining us, Mr. Roberts was Managing Partner for Network Solutions in the Mid-Atlantic Region for USWeb/CKS from February 1998 to August 1999. Mr. Roberts was Vice President for Engineering and Operations for ACSI Advanced Data Systems Division (now e.spire Communications, Inc.) from November 1997 to February 1999. Before joining ACSI, Mr. Roberts was Vice President for Operations and Data Services at MFS Communications (now MCI WorldCom) from August 1992 to April 1997.

     Our executive officers are elected by our Board of Directors and serve at its discretion. There are no family relationships among our executive officers and directors.

Board of Directors Meetings and Committees of the Board

     Board Meetings. The Board of Directors, which conducts the majority of its business by teleconference and unanimous written consent, held two meetings in person during 1999. During 1999, each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

     Committees of the Board. The Board of Directors currently has a standing Audit Committee and a standing Compensation Committee.

     Audit Committee. Our Board of Directors established an Audit Committee in April 1999. The Audit Committee consists of Messrs. Applegate and Patrick, and did not meet in person during 1999, instead conducting its business by teleconference and unanimous written consent. The responsibilities of the Audit Committee include:

     . recommending to our Board of Directors the independent public accountants to conduct the annual audit of our books and records;

     .    reviewing the proposed scope of the audit;

     .    approving the audit fees to be paid;

     . reviewing accounting and financial controls with the independent public accountants and our financial and accounting staff; and

     . reviewing and approving transactions between us and our directors, officers and affiliates.

     Compensation Committee. Our Board of Directors established a Compensation Committee in August 1998. The Compensation Committee consists of Messrs. Aust, Applegate and Patrick, and did not meet in person during 1999, instead conducting its business by teleconference. The Compensation Committee determines the compensation of our executive officers and administers our stock plans, generally reviews our compensation structure and existing compensation plans, and recommends changes to our stock plans or the addition of other plans to ensure that our compensation structure meets our objectives. Mr. Aust does not participate in decisions regarding his own compensation.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the compensation paid to our chief executive officer and the three other executive officers whose total salary and bonus exceeded $100,000 during 1999, whom we identify as "named executive officers."

                                                                                               Long-Term
                                                      Annual Compensation                     Compensation
                                          ------------------------------------------------
                                                                             Other Annual      Securities
                                                    Salary         Bonus     Compensation      Underlying         All Other
    Name and Principal Position            Year       (1)           (2)          (3)            Options         Compensation
    ---------------------------           ------  ----------   -----------  --------------  ---------------  ------------------
Jonathan P. Aust ........................  1999    $362,500      $274,867         --                 --              --
   Chief Executive Officer and             1998     122,922       135,000         --                 --              --
   Chairman of the Board of Directors      1997      54,000       139,650         --

Christopher J. Melnick ..................  1999     200,000        20,000         --                 --              --
   Senior Vice President,                  1998     101,624(4)         --         --          3,150,000              --
   Sales Department and Marketing          1997          --            --         --                 --              --

Scott G. Yancey, Jr. ....................  1999     191,667        15,000         --                 --              --
   Chief Financial Officer                 1998      75,000(4)         --         --          2,250,000              --
                                           1997          --            --         --                 --              --

John J. Hackett .........................  1999     145,833(4)         --         --          1,350,000              --
   Senior Vice President,                  1998          --            --         --                 --              --
   Sales and Marketing                     1997          --            --         --

________________

(1) Includes amounts, if any, deferred by the named executive officer pursuant to our 401(k) plan.

(2)  Bonuses are based on corporate and individual performance.

(3) As permitted under applicable SEC rules, perquisites not exceeding the lesser of $50,000 or 10% of a named executive officer's combined salary and bonus have not been reported.

(4) Represents compensation for that portion of the year in which the officer commenced employment with us.

Stock Option Grants in 1999

     The following table shows information about our grants of options to purchase our common stock made to the named executive officers during 1999.

                                                         Individual Grants
                                 --------------------------------------------------------------
                                   Number of      Percent of                                             Potential Realizable
                                   Securities        Total                                             Value at Assumed Annual
                                   Underlying       Options         Exercise                                Rates of Stock
                                    Options       Granted to        or Base                             Price Appreciation for
                                    Granted        Employees         Price          Expiration              Option Term(5)
                                                                                                     ------------------------------
                                      (1)         in 1999(2)        ($/share)(3)     Date(4)               5%             10%
                                 -------------  -------------    ---------------- -------------      -------------   --------------
Jonathan P. Aust ..............          --           --                 --              --                   --              --
Christopher J. Melnick ........          --           --                 --              --                   --              --
Scott G. Yancey, Jr. ..........          --           --                 --              --                   --              --
John J. Hackett ...............   1,350,000         28.6%             $12.00          3/1/09          $10,192,500     $25,812,000

___________________

(1) All options were granted under our 1998 Stock Incentive Plan. All options were incentive stock options that vest over time. Generally, these options vest in quarterly installments over 36 to 48 months. All of these options immediately vest in the event of a change in control of our company. If a majority of our stockholders elect to sell all or part of our company, then the option holder is required to sell an equivalent percentage of the shares underlying the option.

(2) Based on options to purchase 4,720,100 shares of our common stock granted to employees in 1999.

(3) Based on our initial public offering price, in accordance with SEC guidance on treatment of options granted prior to our initial public offering.

(4) The options have ten-year terms, subject to earlier termination upon death, disability or termination of employment.

(5) We recommend caution in interpreting the financial significance of the figures representing the potential realizable value of the stock options. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the SEC. They assume the fair value of common stock appreciates 5% or 10% each year, compounded annually, for ten years (the term of each option). They are not intended to forecast possible future appreciation, if any, of our stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2009. Depending on inflation rates, these amounts may be worth significantly less in 2009, in real terms, than their value today.

  AGGREGATED OPTION EXERCISES IN 1999 AND OPTION VALUES AT DECEMBER 31, 1999

     The following table sets forth information with respect to the named executive officers concerning the exercise of options during the year ended, and unexercised options held as of, December 31, 1999.

                               Shares                              Number of Securities
                              Acquired                            Underlying Unexercised           Value of Unexercised In-the-
                                 on           Value                Options at 12/31/99            Money Options at 12/31/99 (2)
                                                              -------------------------------    --------------------------------
           Name               Exercise      Realized (1)      Exercisable       Unexercisable    Exercisable        Unexercisable
           ----               --------      ------------      -----------       -------------    -----------        -------------
Jonathan P. Aust ...........        --               --                --                 --              --                  --
Christopher M. Melnick .....   100,000       $1,438,010         1,212,500          1,837,500     $40,012,500         $60,637,500
Scott G. Yancey, Jr. .......    30,000          327,333           907,500          1,312,500      29,947,500          43,312,500
John J. Hackett ............        --               --           253,125          1,096,875       8,353,125          36,196,875

_______________________
(1) Represents the excess of the market value of the shares acquired upon exercise of such options over the exercise price of such options.
(2) Represents the excess of the market value of the shares subject to such options over the exercise price of such options.

     No compensation intended to serve as incentive for performance to occur over a period longer than one year was paid pursuant to a long-term incentive plan during the last year to any of the named executive officers.

Executive Employment Contracts

     We have entered into employment agreements with each of the named executive officers. Each of these agreements has an initial term of four years, subject to earlier termination upon 30 days' prior notice. The term of each agreement is automatically extended for additional one-year terms unless we or the executive elects to terminate the agreement within 30 days before the end of the current term. Under these agreements, these executives receive an initial annual base salary that will be increased by at least 5% each year, based upon performance objectives set by our Board of Directors. These executives also receive an annual bonus of up to 20% of the executive's then current salary.
The bonus is payable in cash, stock or a combination of both at the election of our Board of Directors. The executives have received options to acquire shares of our common stock that vest in quarterly installments over either three or four years from the date of grant. The following table shows information about the current compensation arrangements we have with our named executive officers.

                                          Current Annual               Maximum                Options Granted
                                            Base Salary             Annual Bonus                  (Shares)
                                        -----------------          ---------------           ------------------
Jonathan P. Aust.......................      $450,000                    20%                            --
Christopher I. Melnick.................       200,000                    20                      3,150,000
Scott G. Yancey, Jr....................       200,000                    20                      2,250,000
John J. Hackett........................       175,000                    20                      1,350,000

     The annual bonus and any salary increase for Mr. Aust are determined by our Compensation Committee on an annual basis, and Mr. Aust does not participate in decisions regarding his own compensation.

     If, during the term of one of these employment agreements, we terminate the executive's employment without cause or the executive terminates his employment for good reason, then the executive will be entitled to receive his base salary, bonus and all employee benefits for a period of one year from the date of the termination of employment.

     Under the terms of these agreements, these executives have agreed to preserve the confidentiality and the proprietary nature of all information relating to our business during the term of the agreement and after the agreement ends indefinitely. In addition, each of these executives has agreed to non-competition and non-solicitation provisions that will be in effect during the term of his agreement and for one year after the agreement ends.

     We prohibit all those persons with employment agreements from directly or indirectly competing with us while they are employed by us and generally for a period of one year thereafter. We require all of our employees to sign agreements that prohibit the disclosure of our confidential or proprietary information.

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     In accordance with the rules of the Securities and Exchange Commission, the Compensation Committee of our Board of Directors offers this report regarding its executive compensation policy and compensation program for the Chief Executive Officer and other executive officers of the Company in effect for 1999. This report, as well as the Performance Graph, are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

General

     During 1999, the Compensation Committee of our Board of Directors established our general compensation policies and the specific compensation of our executive officers, including our Chief Executive Officer. The Compensation Committee also administered the Company's 1998 Stock Incentive Plan during 1999 for our employees.

Executive Compensation Policy

     During 1999, in setting executive compensation, the objective of the Compensation Committee was to attract, retain and motivate highly qualified employees and executive officers who contribute to growth in stockholder value over time. To accomplish this objective, the Compensation Committee seeks to provide strong financial incentives to the Company's executive officers, at a reasonable cost to the Company and its stockholders. Compensation currently consists principally of salary, annual performance-based bonuses and stock options granted under the Company's 1998 Stock Incentive Plan. In establishing certain components of compensation, the Compensation Committee seeks to provide the Company's executive officers with a strong financial incentive aligned with the business objectives and performance of the Company, thereby reflecting the interests of the Company's stockholders.

Executive Officer Compensation

     During 1999, compensation for our executive officers consisted principally of salary and bonus. In setting base salaries for 1999, the Compensation Committee used a subjective evaluation process considering the performance of the Company, the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Compensation Committee also sought to set salaries at levels that, in the opinion of the members of the Compensation Committee, approximate the salary levels for telecommunications service providers that are comparable to us. In addition, all of our executive officers have employment agreements that establish a base salary, subject to such increases as may be approved by the Board of Directors or the Compensation Committee of the Company. See "Executive Compensation--Executive Employment Contracts."

     Bonuses are awarded principally on the basis of the Company's performance during the period and on the Board of Director's assessment of the extent to which the executive officer contributed to the overall profitability of the Company or a particular operating division of the Company for a specific period. In awarding performance-based bonuses, the Compensation Committee during 1999 sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During 1999, a total of $584,517 was paid in bonuses to executive officers of the Company.

Chief Executive Officer Compensation

     During 1998, we entered into an Employment Agreement with Jonathan P. Aust, the Company's Chief Executive Officer. Mr. Aust's base salary for 1999 under that Employment Agreement was $362,500. Under Mr. Aust's Employment Agreement, he also is eligible to receive such bonuses as may be awarded from time to time by the Compensation Committee or the Board of Directors. Mr. Aust received a bonus of $274,867 for 1999. In the subjective view of the Compensation Committee, Mr. Aust's base salary is roughly comparable to, or below, the median base salary and bonus awarded by comparable companies to their Chief Executive Officers. Further, the Compensation Committee believes that Mr. Aust's compensation is reasonable in light of the significant and material contributions of Mr. Aust to the day-to-day business operations of the Company, acquisitions by the Company and the consummation in 1999 of the Company's initial public offering and other financing activities. The Compensation Committee did not make any stock option or other stock-based incentive awards to Mr. Aust during 1999. The Compensation Committee determined that, given Mr. Aust's substantial beneficial ownership of our common stock, his long-term interests in the performance and profitability of the Company are aligned with those of other stockholders and, accordingly, no additional financial or stock-based incentives were warranted.

Potential Effect of Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation paid to executive employees (other than enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly held company. It is the policy of the Compensation Committee to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with the Company's overall objectives and executive compensation policy. Compensation attributable to stock options granted under the Company's 1998 Stock Incentive Plan currently is excluded from the $1 million limit as "qualified performance-based compensation" under the applicable regulations of the U.S. Department of the Treasury. None of the Company's executive officers received compensation in 1999 in excess of the limits imposed under Section 162(m).

                              Compensation Committee:

                              Jonathan P. Aust
                              Brion B. Applegate
                              Dennis R. Patrick

Compensation Committee Interlocks and Insider Participation

     During 1999, members of our Compensation Committee were Messrs. Aust, Applegate and Patrick. None of our executive officers has served as a member of the Compensation Committee or other committee serving an equivalent function of any other entity, whose executive officers served as a director of or member of our Compensation Committee. Mr. Aust is our Chief Executive Officer. Mr. Applegate is the Managing General Partner of Spectrum, which was a holder of approximately 42.2% of our common stock as of March 15, 2000. See "Compensation Committee Interlocks and Insider Participation" for a description of transactions between our company and Mr. Aust, and between our company and Spectrum.

                               PERFORMANCE GRAPH

     The following graph compares the annual percentage change in the cumulative total return on our common stock with the cumulative total return of the Nasdaq Composite Index and a Peer Index of companies with the same four-digit standard industrial classification (SIC) code as the Company (SIC Code 4813 -- Telephone Communications Except Radiotelephone) for the period commencing June 4, 1999 (the date of our initial public offering) and ending December 31, 1999. The stock price performance shown on the graph below assumes: (i) $100 invested on June 4, 1999 in our common stock and in the stocks of the companies comprising the Nasdaq Composite Index and the Peer Group Index; and (ii) immediate reinvestment of all dividends. This stock price performance is not necessarily indicative of future price performance.


                               6/4/99  6/30/99  7/31/99  8/30/99  9/30/99  10/29/99  11/30/99  12/31/99
NASC.........................  100.00   110.36   113.47   118.13   109.84    107.25    173.06    273.58
Peer Group Index.............  100.00   109.07   103.89    96.68    97.77    107.92    120.08    132.63
Nasdaq Index.................  100.00   108.54   106.61   110.27   110.43    118.97    133.06    162.68

                             [GRAPH APPEARS HERE]


                              SECURITY OWNERSHIP

     The information set forth below regarding beneficial ownership of our common stock has been presented in accordance with rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership of common stock includes any shares as to which a person has the sole or shared voting power or investment power and also any shares that a person has the right to acquire within 60 days of the date set forth below through the exercise of any stock option or other right ("currently exercisable options").

Security Ownership of Directors, Executive Officers and Certain Beneficial
Owners

     The following shows the number and percentage of outstanding shares of our common stock that were owned as of March 15, 2000 by:

     .    all persons known to us to beneficially own more that 5% of our common stock;

     .    each director and named executive officer; and

     .    all directors and executive officers as a group.

     An asterisk indicates ownership of less than 1%.

     As of March 15, 2000, there were 46,760,750 shares of our common stock outstanding.

                                                                                     Shares
                                                                                  Beneficially
Name of Beneficial Owner(1)                                                         Owned(2)              Percent
---------------------------                                                         --------              -------
Brion B. Applegate / Spectrum Equity Investors II, L.P.(3).....................      19,737,601            42.2%
     245 Lytton Avenue
     Palo Alto, CA 94301
Jonathan P. Aust(4)............................................................       9,387,000            20.1
FBR Technology Venture Partners, LP............................................       3,495,000             7.5
     1001 19th Street
     Arlington, VA 22209
SBC Communications Inc.(5).....................................................       2,956,984             6.0
     175 E. Houston Street
     San Antonio, TX 78205
Telefonos de Mexico, S.A. de C.V.(6)...........................................       2,777,773             5.6
     Parque Via 198, Oficina 71
     Col Cuauhtemoc
     Mexico City DF 06599
     Mexico
Christopher J. Melnick(7)......................................................       1,837,499             3.9
Scott G. Yancey, Jr.(8)........................................................       1,312,500             2.7
Dennis R. Patrick(9)...........................................................         657,500             1.4
John J. Hackett(10)............................................................         337,500             *
All executive officers and directors as a group (10 persons)(11)...............      33,325,849            67.2

_______________________
(1) The address of Messrs. Aust, Hackett, Melnick, Patrick and Yancey is Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171.

(2) The number of shares beneficially owned by each person includes outstanding shares of our common stock and shares of our common stock issuable upon conversion of our Series B preferred stock and upon exercise of stock options exercisable within 60 days of March 15, 2000.

(3) Spectrum Equity Investors II, L.P. is under common control with SEA 1998 II, L.P., or SEA, and, therefore, beneficial ownership of the shares of our common stock owned by SEA is attributed to Spectrum Equity Investors. Mr. Applegate is a Managing General Partner of Spectrum Equity Investors and, therefore, beneficial ownership of the shares of our common stock owned by Spectrum Equity Investors is attributed to Mr. Applegate.

(4) Includes 374,999 shares held by the Jonathan P. Aust Grantor Retained Annuity Trust, 5,962,660 shares held by Longma M. Aust, Mr. Aust's wife, and 375,001 shares held by the Longma M. Aust Grantor Retained Annuity Trust.

(5) Includes shares issuable upon conversion of 750,000 shares of our Series B preferred stock, as reported in the Schedule 13-D dated March 8, 2000, filed by SBC Communications Inc.

(6) Includes shares issuable upon conversion of 750,000 shares of our Series B preferred stock, as reported in the Schedule 13-G dated March 17, filed by Carlos Slim Helu, Telefonos de Mexico, SA. de C.V., or Telmex Parent, is the beneficial owner of 2,777,773 shares. Of such 2,777,773 shares, Telmex Communications, LLC is the beneficial owner of 2,419,350 shares, which it has the right to acquire upon conversion of 750,000 shares of our Series B preferred stock owned by it. The shares beneficially owned by Telmex Parent are owned indirectly through Telmex Communications, L.L.C. and Inmobiliaria Azthin, S.A. de C.V., each a wholly-owned subsidiary of Telmex Parent. Carso Global Telecom, S.A. de C.V., or CGT, is the beneficial owner of the 2,777,773 shares. Each of Cabs Slim Helu, Cabs Slim Domit, Marco Antonio Slim Domit, Patrick Slim Domit, Maria Soumaya Slim Domit, Vanessa Paolo Slim Domit and Johanna Monique Slim Domit, which we collectively refer to as the Slim Family, as majority owners of CGT, are the beneficial owners of 2,777,773 shares, and has shared power to dispose of such shares. CGT may be deemed to control Telmex Parent through the regular voting shares of Telmex Parent that it owns directly, as well as through its interest in a trust, which we refer to as the Control Trust, that owns all of the outstanding Series AA shares of Telmex Parent, or AA Shares. The principal beneficiaries of the Control Trust are CGT, which owns a 45.0% economic and voting interest in the trust, SBC, which owns a 24.5% economic and voting interest in the trust, and France Telecom, which owns a 24.5% economic and voting interest in the trust. Under the terms of the Control Trust, the trustee must vote all shares held in the Control Trust as instructed by a simple majority of the members of a technical committee appointed by the trust's beneficiaries (except in the case of certain significant corporate matters). The Control Trust entitles CGT to appoint a majority of the members of such technical committee; therefore, CGT may be deemed to control the Control Trust. Through its ownership of all the outstanding AA Shares, the Control Trust owns a majority of Telmex Parent's outstanding regular voting equity securities. Therefore, through the Control Trust, CGT may be deemed to control Telmex Parent. All information presented in this footnote relating to Telmex Parent, Telmex Communications, LLC, Inmobiliaria Aztlan, S.A. de C.V., CGT and the Slim Family is based solely on the Schedule 13-G filed by Carlos Slim Helu.

(7) Includes 712,502 shares issuable upon exercise of options to acquire our common stock.

(8) Includes 1,282,500 shares issuable upon exercise of options to acquire our common stock.

(9) Includes 407,500 shares issuable upon exercise of options to acquire our common stock.

(10) Includes 337,500 shares issuable upon exercise of options to acquire our common stock.

(11) Includes 2,796,251 shares issuable upon exercise of options to acquire our common stock that are held by Messrs. Hackett, Lichter, MacMurray, Melnick, Patrick, Roberts and Yancey.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports concerning their beneficial ownership of our equity securities. Pursuant to Item 405 of Regulation S-K, we have an affirmative duty to provide disclosure of "insiders" who do not timely file such reports. To our knowledge, based solely on our review of the copies of such forms received by us from its directors, officers and greater than 10% beneficial owners, Messrs. MacMurray, Melnick, Yancey and Williams each filed on an untimely timely basis one report, each reporting one transaction relating to common stock beneficially owned by them.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a description of certain transactions between the Company and entities beneficially owned by certain directors and an executive officer of the Company.

     In August 1998, we entered into a Series A Preferred Stock Purchase Agreement with Spectrum, FBR Technology Venture Partners, L.P., or FBR, and other investors and issued a total of 10,000,000 shares of mandatorily redeemable preferred stock and 22,050,000 shares of common stock in exchange for $10,004,900. Pursuant to this agreement, we issued to Spectrum and its affiliates 8,470,000 shares of our Series A preferred stock and 18,676,350 shares of our common stock in exchange for an aggregate purchase price of $8,474,150. As of March 15, 2000, Spectrum beneficially owned 42.2% of our common stock. Brion B. Applegate, a Managing General Partner of Spectrum, is a member of our Board of Directors. We also issued to FBR 1,500,000 shares of our Series A preferred stock and 3,307,500 shares of our common stock in exchange for an aggregate purchase price of $1,500,735. As of March 15, 2000, FBR owned 7.5% of our common stock.

     In March 1999, we entered into a note purchase agreement with Spectrum and FBR. Pursuant to this agreement, Spectrum purchased a convertible note in the principal amount of $4,250,000, and FBR purchased a convertible note in the principal amount of $750,000. The principal of and interest on the notes were converted into 416,667 shares of our common stock upon the closing of our initial public offering. Pursuant to our amended note purchase agreement, Spectrum purchased an additional convertible note in the principal amount of $4,250,000 and FBR purchased an additional convertible note in the principal amount of $750,000 on May 17, 1999. Those notes converted into an aggregate of 416,667 shares of our common stock upon the closing of the initial public offering on June 3, 1999.

     In March 1999, we amended our certificate of incorporation to modify the terms of our then outstanding Series A preferred stock. Upon completion of our initial public offering on June 3, 1999, 50% of our Series A redeemable preferred stock was cancelled and ceased to exist without compensation or recourse, and the remaining shares of Series A preferred stock were converted into 416,667 shares of our common stock.

     Following the sale of our Series A preferred stock in August 1998, we repurchased some of the shares of our common stock held by James A. Aust, Jonathan P. Aust, Longma M. Aust and Stephen C. Aust. We repurchased 1,350,000 shares of our common stock for an aggregate purchase price of $300,000 from James A. Aust. We repurchased 1,953,950 shares of our common stock for an aggregate purchase price of $434,211 from Jonathan P. Aust. We repurchased 3,986,051 shares of our common stock for an aggregate purchase price of $885,789 from Longma M. Aust. We repurchased 1,260,000 shares of our common stock for an aggregate purchase price of $280,000 from Stephen C. Aust. Jonathan P. Aust and Longma M. Aust are husband and wife. James A. Aust, Jonathan P. Aust and Stephen C. Aust are brothers.

     In March 1999, we issued an option to purchase 1,350,000 shares of our common stock at an exercise price of $0.09 per share to Mr. Hackett, our Vice President, Sales and Marketing. In August 1999, we issued options to purchase 125,000 shares of common stock at an exercise price of $5.12 to both Mr. MacMurray, our Vice President, Legal and Strategic Projects, and Mr. Roberts, our Vice President, Engineering and Operations. In October 1999, we issued an option to purchase 75,000 shares of our common stock at an exercise price of $12.62 to Mr. Lichter, our Chief Information Officer. We have also granted options to acquire shares of our common stock to Messrs. Patrick, James A. Aust and Melnick that are described in our Annual Report on Form 10-K, filed March 27, 2000, under "Item 10--Directors and Executive Officers of the Registrant-- Directors' Compensation" and "Management--Executive Compensation." We have entered into employment agreements with each of the named executive officers. For details of these agreements, see "Executive Compensation--Executive Employment Contracts."

     In November 1998, we entered into an agreement with a software and service provider to support its DSL services. Spectrum, our single largest stockholder, is also a stockholder of this software and service provider. Under the terms of the agreement, software licensing and service fees were $1,023,700 which were payable through a $185,000 deposit which was made upon signing the agreement, $402,700 due upon project completion, and $436,000 payable within twenty-four months of project completion. Amounts not paid within 30 days of project completion accrue interest at a rate of 10%. We commenced implementing the software and support service in 1999. As of December 31, 1999, all fees under this agreement had been paid.

     We believe that the transactions discussed above were made on terms no less favorable to us than would have been obtained from unaffiliated third parties. We have adopted a policy that requires all future transactions between us and our officers, directors and affiliates to be on terms no less favorable than could be obtained from unrelated third parties. These transactions must be approved by a majority of the disinterested members of our Board of Directors.

                                  PROPOSAL 2:

                 PROPOSAL TO RATIFY AMENDMENT OF THE COMPANY'S
                           1998 STOCK INCENTIVE PLAN

Proposed Amendment

     The Board of Directors of the Company has adopted, and recommends to the stockholders for approval, the amendment of the Company's 1998 Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of our common stock available to be granted pursuant to awards made under the Stock Incentive Plan from 11,250,000 shares of our common stock to 13,250,000 shares.

     The Board of Directors believes that the amendment will further the purposes of the Stock Incentive Plan, which is designed to promote our long-term growth and profitability by providing key employees with incentives to improve stockholder value and to contribute to our growth and financial success and enabling the Company to attract, retain and reward qualified employees by offering them an opportunity to have a greater ownership interest in, and a closer identity with, the Company and its financial success.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
                THIS PROPOSAL TO AMEND THE STOCK INCENTIVE PLAN

Summary Description of the Stock Incentive Plan

     The following summary of the material provisions of the Stock Incentive Plan reflects the amendment adopted by the Board of Directors on December 22, 1999 and effective November 1, 1999, and proposed for ratification by the stockholders at the Annual Meeting.

     We intend to file a registration statement on Form S-8 under the Securities Act of 1933 covering the additional 2,000,000 shares of our common stock issuable pursuant to awards granted under the Stock Incentive Plan. Although the increase in the number of shares of our common stock issuable pursuant to awards granted under the Stock Incentive Plan has been effected without stockholder approval, we are seeking ratification of the amendment effecting the increase in order that any options granted that relate to the additional 2,000,000 shares may qualify for treatment as incentive stock options under
Section 422 of the Internal Revenue Code. As of March 15, 2000, none of the additional 2,000,000 shares has been allocated or awarded to any person.

     General. The Stock Incentive Plan, as amended, became effective as of September 16, 1998. The purpose of the Stock Incentive Plan is to promote our long-term growth and profitability by providing key employees with incentives to improve stockholder value and to contribute to our growth and financial success and enabling the Company to attract, retain and reward qualified employees by offering them an opportunity to have a greater ownership interest in, and a closer identity with, the Company and its financial success.

     Eligibility. Participation in the Stock Incentive Plan is open to all employees, officers, directors and consultants of the Company, or of any affiliate of the Company selected by the Compensation Committee of our Board of Directors from time to time (the "Participants"). As of March 15, 2000, approximately 509 employees (including 18 officers) and all five of our directors (including the three officers who also serve as directors) were eligible to participate in the Stock Incentive Plan.

     Administration. The Compensation Committee of our Board of Directors administers the Stock Incentive Plan. The Committee has sole power and authority, consistent with the provisions of the Stock Incentive Plan, to determine which eligible participants will receive awards, the form of the awards and the number of shares of our common stock covered by each award. The Compensation Committee may impose terms, limits, restrictions and conditions upon awards, and may modify, amend, extend or renew awards, to accelerate or change the exercise timing of awards or to waive any restrictions or conditions to an award; provided, however, that except under limited circumstances any modification that would materially adversely affect any outstanding award will not be made without the consent of the holder of the award. The current members of the Compensation Committee are Jonathan P. Aust, Brion B. Applegate and Dennis R. Patrick.

     No member of the Compensation Committee is liable for any action or determination made in good faith with respect to the Stock Incentive Plan or any award granted under it (the "Award"). To the maximum extent permitted by applicable law, each member of the Compensation Committee will be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Stock Incentive Plan, unless arising out of such member's own fraud or bad faith. This indemnification is in addition to any rights of indemnification the members may have as members of the Board or under our Amended and Restated By-Laws.

     In addition to the authority otherwise expressly granted to the Board under the Stock Incentive Plan, the Board at its discretion may carry out any of the functions of the Compensation Committee as set forth in the Stock Incentive Plan.

     Shares Subject to the Stock Incentive Plan. Pursuant to resolutions of the Board adopted on December 22, 1999 and effective on November 1, 1999, the aggregate shares of our common stock that may be issued under the Stock Incentive Plan may not exceed 13,250,000, as adjusted in accordance with the provisions set forth below (see "Adjustment Provisions"). As of December 31, 1999, options on 11,014,379 shares of our common stock were outstanding under the Stock Incentive Plan. If any Award, or portion of an Award, under the Stock Incentive Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of our common stock are surrendered to us in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to that Award and the surrendered shares thereafter become available for further Awards under the Stock Incentive Plan; except that any shares that are surrendered to us in connection with any Award or that are otherwise forfeited after issuance are be available for purchase pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

     Change of Control; Adjustment Provisions. In the event of changes in our common stock by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Compensation Committee shall, in its discretion, make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Stock Incentive Plan and to the number, kind and price of shares covered by outstanding Awards, and shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of our common stock or other securities that we or any other entity issues, or in any other matters which relate to Awards, as the Compensation Committee, in its sole discretion, determines to be necessary or appropriate.

     Types of Awards. The Compensation Committee establishes the terms of all Awards granted under the Stock Incentive Plan. Awards may be granted individually or in addition to other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The following Awards may be granted under the Stock Incentive Plan.

          Stock Options. The Compensation Committee may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Internal Revenue Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. Options intended to qualify as incentive stock options under Internal Revenue Code section 422 must have an exercise price at least equal to Fair Market Value (as defined in the Stock Incentive Plan) on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. For purposes of the Stock Incentive Plan, the Fair Market Value of our common stock is the last reported sale price of a share of our common stock as quoted in the National Market of The Nasdaq Stock Market on the date of grant or, if there is no last reported sale price on that date, the average of the closing bid and asked prices as quoted in the National Market of The Nasdaq Stock Market on that date. As of April 10, 2000, the closing bid price of a share of our common stock was $19.00. No stock option will be an incentive stock option unless so designated by the Compensation Committee at the time of grant or in the Grant Agreement evidencing such stock option.

          Stock Appreciation Rights. The Compensation Committee may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Stock Incentive Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of our common stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. We may pay the amount receivable upon any exercise of an SAR by the delivery of shares of our common stock or cash, or any combination of shares of our common stock and cash, as determined in the sole discretion of the Compensation Committee. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of our common stock, the number of shares will be determined by dividing such portion by the Fair Market Value of a share of our common stock on the exercise date. No fractional shares may be used for such payment and the Compensation Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

          Stock Awards. The Compensation Committee may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in shares of our common stock, in cash, or in a combination of shares of our common stock and cash, as determined in the sole discretion of the Compensation Committee.

          Phantom Stock. The Compensation Committee may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in shares of our common stock, in cash, or in a combination of shares of our common stock and cash, as determined in the sole discretion of the Compensation Committee. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of our common stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

          Performance Awards. The Compensation Committee may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Compensation Committee. Performance awards may be paid by the delivery of shares of our common stock or cash, or any combination of shares of our common stock and cash, as determined in the sole discretion of the Compensation Committee. Performance goals established by the Compensation Committee may be based on our operating income, the operating income of an affiliate or one or more other business criteria selected by the Compensation Committee that apply to an individual or group of individuals, to a business unit, or to us or an affiliate as a whole, over such performance period as the Compensation Committee designates.

     Terms and Conditions. Each Award granted under the Stock Incentive Plan is evidenced by a Grant Agreement, in a form approved by the Compensation Committee. Each Award is subject to the terms and conditions listed in the Grant Agreement, and to other terms and conditions that the Compensation Committee deems appropriate and that are not inconsistent with the provisions of the Stock Incentive Plan. As of December 31, 1999, stock options relating to 11,014,379 shares of our common stock had been granted as Awards. As of March 15, 2000, no SARs, stock awards, phantom stock or performance awards had been granted under the Stock Incentive Plan. No Award has a term of more than 10 years from the date of its grant. Each option granted under the Stock Incentive Plan vests and is exercisable over a period of 36 to 48 months. The outstanding options granted under the Stock Incentive Plan have exercise prices ranging from $.09 to $32.00 per share.

     Term of Stock Incentive Plan. The Stock Incentive Plan became effective on July 23, 1998, the date on which the Stock Incentive Plan was both adopted by the Board and approved by the stockholders. No Award may be granted under the Stock Incentive Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Stock Incentive Plan. Subject to other applicable provisions of the Stock Incentive Plan, all Awards made under the Stock Incentive Plan prior to termination of the Stock Incentive Plan shall remain in effect until those Awards have been satisfied or terminated in accordance with the Stock Incentive Plan and the terms of those Awards.

     Stock Restriction Agreement. As a condition precedent to the grant of any Award under the Stock Incentive Plan or the exercise pursuant to such an Award or to the delivery of certificates for shares issued pursuant to any Award, the Compensation Committee may require the grantee or the grantee's successor or permitted transferee, as the case may be, to become a party to a Stock Restriction Agreement of the Company in the form that the Compensation Committee establishes from time to time.

     Amendment or Discontinuance of the Stock Incentive Plan. The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Stock Incentive Plan or any Award granted thereunder or may at any time terminate the Stock Incentive Plan. However, the Board may not take any action that would cause the Stock Incentive Plan to fail to comply with Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 or any other applicable law or exchange requirements. [This should not have been added to description]

     Tax Consequences. The following is a brief summary of the principal United States federal income tax consequences to participants and the Company of participation in the Stock Incentive Plan. The summary is based on the provisions of the Code as in effect on the date of this Proxy Statement and on existing and proposed regulations and rulings thereunder, all of which are subject to change.

     Nonqualified Options. To the extent that any option does not satisfy the requirements for an incentive stock option, it will be treated as a nonqualified stock option. An option holder generally will not recognize income for federal income tax purposes at the time a nonqualified stock option is granted. An option holder generally will recognize ordinary income upon exercise of a nonqualified stock option in an amount equal to the difference between the fair market value of the common stock on the exercise date and the purchase price.

     When shares acquired upon exercise of a nonqualified stock option are sold or otherwise disposed of, the option holder generally will recognize gain (or loss) equal to the difference between the amount realized and the option holder's tax basis in the shares. An option holder's tax basis in shares of common stock received upon exercise of a nonqualified stock option generally is the sum of the purchase price paid and the ordinary income recognized as a result of exercising the nonqualified stock option. Ordinarily, the gain (or loss) recognized on a sale or other disposition will be a long-term capital gain (or loss) if more than one year has elapsed between the date on which ordinary income was recognized and the date of the sale, or short-term capital gain (or loss) if a lesser period has elapsed.

     The Company generally will be entitled to a deduction for federal income tax purposes with respect to the exercise of a nonqualified stock option at the same time and in the same amount as ordinary income is recognized by the option holder.

     Incentive Stock Option. An option holder will not recognize ordinary taxable income upon the grant or exercise of an incentive stock option. However, the option holder might be subject to the alternative minimum tax upon exercise of an Award that qualifies as an incentive stock option. See "Alternative Minimum Tax" below. Under the Code, the aggregate fair market value (determined at the time of grant) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under the Stock Incentive Plan and all other plans of the Company and related corporations may not exceed $100,000.

     In order to qualify for the tax treatment accorded incentive stock options, the option holder generally must be an employee of the Company or its parent or subsidiary corporation from the date the option is granted until three months before the option is exercised. However, if an option holder is disabled within the meaning of Code section 22(e)(3), the three-month period is extended to twelve months. Finally, in the case of an option holder who dies, solely for purposes of determining whether the option is an incentive stock option, the three-month period is waived with respect to the exercise of the option by the option holder's estate or by a person who acquires the right to exercise the option by reason of the option holder's death. Although a Grant Agreement may provide that an incentive stock option may be exercised more than three months after an option holder retires, if it is not exercised within three months, it will not be treated as an incentive stock option, but will be taxed as a nonqualified stock option.

     Upon sale of the shares acquired upon exercise of an incentive stock option, any gain recognized generally will be taxed as capital gain if such shares have been held for at least two years from the date the incentive stock option was granted and more than one year from the date the shares were transferred to the option holder. Any sale or other disposition of the shares acquired upon exercise of an incentive stock option before the expiration of the holding period described in this paragraph is deemed a "disqualifying disposition" unless the option is exercised after the option holder's death by the option holder's estate or by the person who acquired the right to exercise the option by reason of the option holder' death.

     Upon a disqualifying disposition, an option holder generally will recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date the option was exercised over the purchase price, and (b) the excess of the amount realized upon such disposition over the adjusted tax basis of the shares. If the amount realized exceeds the fair market value of the shares on the date of the exercise, the excess will be treated as long-term capital gain provided that the shares have been held for more than one year or short-term capital gain if the shares have been held for one year or less.

     An option holder's tax basis in shares of common stock received upon exercise of an incentive stock option generally is equal to the purchase price said.

     The Company will not be entitled to a deduction for federal income tax purposes at the time an incentive stock option is granted or exercised or unless a disqualifying disposition has occurred, at the time the shares acquired upon exercise of an incentive stock option are sold. If an option holder makes a disqualifying disposition, the Company generally will be entitled to take a deduction at the same time and in the same amount as the ordinary income recognized by the option holder.

     Stock and Other Share-Based Awards. Upon the settlement of a share-based award in cash, the recipient recognizes ordinary income equal to such cash amount. The tax consequences of receiving common stock pursuant to a share-based award (other than options) under the Stock Incentive Plan is similar to receiving cash compensation from the Company, unless the common stock awarded is restricted stock. If the common stock is unrestricted, the recipient must recognize ordinary income equal to the fair market value of the common stock on the date of receipt less any amount paid for that stock. If common stock is restricted when it is received, no income is recognized upon receipt unless the recipient makes a Section 83(b) election in accordance with Treasury Regulations to recognize income upon receipt of the common stock. Common stock is considered to be restricted for income tax purposes if it is nontransferable and subject to a substantial risk of forfeiture. If no Section 83(b) election was made, then on the date the restrictions lapse, the recipient recognizes ordinary income equal to the fair market value of the common stock on that date less any amounts paid for that common stock.

     The recipient of a share-based award will acquire a tax basis in shares of common stock received pursuant to such award equal to the sum of the amount paid for such shares and the ordinary income recognized as a result of the award. The holding period for shares of common stock received pursuant to a share-based award begins immediately after the date on which ordinary income is recognized.

     Generally, the Company will be entitled to a deduction for federal income tax purposes with respect to a share-based award at the same time and in the same amount as ordinary income is recognized by the recipient.

     Performance Awards. The recipient of a performance award generally does not recognize income upon the grant of the award. Upon payment of the performance award, amounts received, whether in cash or in shares, are taxable to the recipient of the award as ordinary income in the year of receipt. The Company generally will be entitled to a deduction for federal income tax purposes with respect to a performance award at the same time and in the same amount as ordinary income is recognized by the recipient.

     Alternative Minimum Tax. A taxpayer might be subject to an alternative minimum tax which is payable to the extent the alternative minimum tax exceeds the taxpayer's regular income tax for the year. "Alternative minimum taxable income" consists of an individual's taxable income determined with certain adjustments and increased by "items of tax preference." In computing a taxpayer's alternative minimum taxable income, the exercise of an incentive stock option generally is treated as the exercise of a nonqualified stock option. Consequently, the difference between the fair market value of the common stock on the exercise date and the exercise price is included in the taxpayer's alternative minimum taxable income. As a result, under certain circumstances, an option holder might incur alternative minimum tax liability for a taxable year in which he or she exercises an incentive stock option.

     Grantees and holders of Awards must pay us, or make provision satisfactory to the Compensation Committee for payment of, any taxes required to be withheld in respect of Awards under the Stock Incentive Plan no later than the date of the event creating the tax liability. We may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to us of these tax obligations is made in shares of our common stock, those shares are valued at Fair Market Value on the applicable date for such purposes.

     Other Tax Consequences. The preceding discussion is a general summary only of the federal income tax aspects of rights granted under the Stock Incentive Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, the administrative and judicial interpretations of the application of the federal income tax laws are subject to change. No information is given with respect to state or local taxes that may be applicable.

     Increase in Number of Shares Reserved for Issuance. Effective as of November 1, 1999, our Board of Directors amended the Stock Incentive Plan to increase the number of shares of our common stock available to be granted pursuant to Awards made under the Stock Incentive Plan to 13,250,000. As a result of this amendment, as of December 31, 1999, stock options covering 11,014,379 shares of our common stock were outstanding under the Stock Incentive Plan and 2,235,621 shares were available for future awards.

                                  PROPOSAL 3:

                              PROPOSAL TO APPROVE
                   ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

General Information

     On March 15, 2000, the Board of Directors adopted, subject to stockholder approval, a new Employee Stock Purchase Plan (the "Stock Purchase Plan"), the terms of which are described below. The Board of Directors also adopted resolutions recommending that the stockholders approve the Stock Purchase Plan and, accordingly, the Board of Directors urges the stockholders to review the information below. The Board of Directors believes that it is in our interest and the interest of our stockholders to adopt the Stock Purchase Plan, which is designed to provide employees with incentives to improve stockholder value by permitting them to purchase shares of our common stock at a discount through payroll deductions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ADOPTION OF THE STOCK PURCHASE PLAN.

Summary of Employee Stock Purchase Plan

     The following is a summary of the material provisions of the Stock Purchase Plan, as it is proposed and as it would be in effect upon approval and adoption by the stockholders. You should review the complete copy of the Stock Purchase Plan attached to this Proxy Statement as Appendix A. The following summary description of the Stock Purchase Plan is qualified in its entirety by reference to Appendix A.

     General. The Stock Purchase Plan gives our eligible employees and employees of any of our subsidiaries designated by the Board of Directors, the opportunity to purchase shares of our common stock at a discount through payroll deductions, thus encouraging employee participation in the ownership of the Company. We currently have approximately 550 employees eligible to participate in the Stock Purchase Plan. The Board of Directors believes that it is in our best interests to promote such employee participation in the ownership of the Company and considers the Stock Purchase Plan to be an attractive and convenient method by which this goal may be achieved.

     Administration. The Stock Purchase Plan will be administered by Compensation Committee of our Board of Directors. Every finding, decision and determination made by the Compensation Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     Eligibility. Participation in the Stock Purchase Plan is voluntary and open to all active employees whose customary employment by the Company or any subsidiary is more than 20 hours per week and five months or more per calendar year. However, no employee is eligible for the grant of any rights under the Stock Purchase Plan if, immediately after the grant of an option to purchase stock under the Stock Purchase Plan, the employee would own shares and/or hold outstanding options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of our stock or of the stock of any subsidiary. Additionally, no employee will be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined based on the fair market value of the shares at the time such rights are granted) under all of our employee stock purchase plans in any calendar year.

     An employee on an approved leave of absence will generally continue to be treated as an employee for purposes of the Stock Purchase Plan until the period of leave exceeds 90 days or the employee's right to reemployment is no longer guaranteed by statute or by contract.

     Participation. Employees may enroll in the Stock Purchase Plan by completing and signing a Subscription Agreement authorizing payroll deductions and delivering it to the Company not less than 15 days prior to the first Offering Date with respect to which it is to be effective. An Offering Date occurs on the first business day of an Offering Period. The Stock Purchase Plan will be implemented by a series of overlapping Offering Periods of 12 months' duration each. New Offering Periods, other than the first Offering Period, will commence on January 1 and July 1 of each year. Participation in one offering under the Stock Purchase Plan does not limit or require participation in any other offering but an eligible employee may only participate in one Offering Period at a time.

     The Exercise Date is the last business day of an Offering Period.

     To enroll in the Stock Purchase Plan, an employee must be employed by the Company or by one of its subsidiaries as of the first day of the Offering Period for which the employee initially enrolls. The effective date of the employee's participation in the Stock Purchase Plan is the first Offering Date after the date on which the Compensation Committee receives the necessary, timely filed and properly executed paperwork from the employee.

     Enrollment in the Stock Purchase Plan continues automatically from one Offering Period to the next unless the participating employee gives notice of his or her intent to withdraw from the Stock Purchase Plan. The method by which employees may withdraw from the Stock Purchase Plan is described below in "Termination of Participation."

     Payroll Deduction. At the time a participant files his or her Subscription Agreement, he or she will elect to have payroll deductions made on each payday (and on each such other day upon which any form of compensation for employment reportable on Form W-2 is paid to the participant) during the next Offering Period at a percentage rate equal to a whole number and not exceeding $10,000, or such other maximum rate as may be determined from time to time by the Board of Directors, of the Compensation which he or she receives during the Offering Period. The amount deducted from the employee's compensation will then be credited to the employee's individual account under the Stock Purchase Plan. Payroll deductions are the only method by which the stock purchase account may be funded. Amounts credited to stock purchase accounts may be used for any corporate purpose.

     Changes in Amount of Payroll Deduction. The participating employee may not change the amount by which his or her payroll is reduced during any Offering Period, but the employee may increase or decrease such amount for any subsequent Offering Period by signing and delivering to us, at any time prior to an Exercise Date, a payroll deduction authorization change or withdrawal form.

     Purchase of Stock. On the Exercise Date, the entire amount in a participating employee's stock purchase account will be applied to the purchase of shares of our common stock at a price that is 85% of the market value of the our common stock on the Exercise Date. An employee may not purchase more than $25,000 worth of our common stock during any calendar year.

     Unless an employee's participation is discontinued, his or her right to purchase shares will be exercised automatically on each Exercise Date designated by the Compensation Committee at the applicable price. See "Termination of Participation" below.

     Termination of Participation. A participating employee may voluntarily withdraw from the Stock Purchase Plan at any time by giving us written notice of withdrawal on a Payroll Deduction Authorization Change or Withdrawal form. If the notice becomes effective at any time other than the beginning of a subsequent Offering Period, amounts already credited to the participating employee's stock purchase account will be refunded to the employee. An employee who withdraws may re-enroll as a participant for any subsequent Offering Period by timely submitting a new Subscription Agreement.

     Participation in the Stock Purchase Plan ceases automatically (i) when the employee's employment with the Company terminates for any reason, or (ii) when the employee voluntarily withdraws from the Stock Purchase Plan. Upon the occurrence of either of these events, the entire amount in the employee's stock purchase account will be refunded to him or her (or to his or her estate).

     Restrictions on Transfer. During the participating employee's lifetime, all rights under the Stock Purchase Plan are exercisable only by the employee in question. Upon the employee's death, any shares in his or her account and the remaining balance in his or her stock purchase account will be delivered to the executor of his or her estate.

     Resale of Shares. The shares of our common stock distributed pursuant to the Stock Purchase Plan will be registered for sale under the Securities Act of 1933. As a result, the employees may resell any shares purchased under the Stock Purchase Plan without restriction provided that the employees are not affiliates of the Company and give us notice of any disposition of shares purchased under the Stock Purchase Plan where the disposition occurs within two years after the Exercise Date pursuant to which the shares were purchased. Affiliates will be required to resell any shares purchased under the Stock Purchase Plan in accordance with the restrictions imposed by Rule 144 of the Securities Act of 1933.

     Limitation on Shares Issuable. The number of shares of our common stock issuable under the Stock Purchase Plan is limited to 500,000. If, on any Exercise Date, the number of shares remaining under the Stock Purchase Plan is insufficient to cover purchases that could otherwise be made from all stock purchase accounts, the number of shares purchased by each participant may be limited. The Compensation Committee will allocate the available shares pro rata among the participants, and any cash balance remaining in a participant's stock purchase account will be refunded to the participant.

     Antidilution. The aggregate number and kind of shares of our common stock reserved for purchase under the Stock Purchase Plan, and the calculation of the option price per share, may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

     Termination of the Stock Purchase Plan. The Stock Purchase Plan became effective upon its adoption by the Board of Directors on March 15, 2000, and will continue in effect for a term of ten years, unless the Stock Purchase Plan is terminated at the discretion of the Board of Directors, or unless the Stock Purchase Plan is not approved by the stockholders by March 14, 2001.

     Amendment of the Stock Purchase Plan. The Board of Directors generally may amend the Stock Purchase Plan from time to time. No termination will affect options previously granted, and no amendment may make any change in any option that adversely affects the rights of any participant without the prior written consent of that participant. No amendment to the Stock Purchase Plan may be made without approval of the stockholders of the

Company if federal or state law, or the rules of any stock exchange on which the our common stock is listed, require the revision or amendment in question to be approved by the stockholders of the Company, or if such amendment would:

     (a) increase the number of shares that may be issued under the Stock Purchase Plan;

     (b) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan; or

     (c) materially increase the benefits that accrue to participants under the Stock Purchase Plan.

     Federal Income Tax Information. Rights granted under the Stock Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code, and are intended to comply also with the provisions of Section 421 and 424 of the Internal Revenue Code and the rules and regulations issued thereunder.

     Although the price paid for shares of our common stock purchased under the Stock Purchase Plan is less than the market value of our common stock, the participating employee need not report the portion of income that he or she pays towards that price until the earlier of the following: (i) the year in which the employee sells or otherwise disposes of the shares, or (ii) the year of the employee's death, if he or she has not sold or otherwise disposed of the shares prior to that time.

     If the employee sells or otherwise disposes of his or her shares within two years after the Offering Date of the shares, the employee must report ordinary income equal to the amount by which the market value of the shares on the Exercise Date exceeds the purchase price of the shares.

     If the employee sells or otherwise disposes of his or her shares more than two years after the Offering Date of the shares or dies at any time while holding the shares, the employee must report ordinary income equal to the lesser of (i) 15% of the market value of the shares on their Offering Date, or (ii) the amount by which the market value at the time of the disposition or death exceeds the purchase price of the shares.

     When the employee reports taxable income in one of the manners described above (other than in the event of such employee's death), the amount reported is added to the purchase price of the shares to determine the basis of the shares for the purpose of computing capital gain or loss on the disposition of the shares.

     If the employee disposes of his or her shares within two years from the Offering Date of the shares, we will deduct from our income in the year of the disposition an amount equal to the ordinary income the employee is required to report in his or her income tax return. We will not be entitled to any such deduction from our income if the employee holds the shares for more than two years from the Offering Date or dies before disposing of the shares.

     We are authorized to satisfy any tax withholding obligation that may arise with respect to the purchase or disposition of any shares of our common stock under the Stock Purchase Plan through any means we deem appropriate.

     The foregoing discussion is intended to be only a general summary of the federal income tax implications of the rights granted under the Stock Purchase Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. No information is given with respect to state or local taxes that may be applicable.

                                  PROPOSAL 4:

                        RATIFICATION OF APPOINTMENT OF
                         PRICEWATERHOUSECOOPERS LLP AS
                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001. If the stockholders do not ratify this appointment by the requisite vote, the Audit Committee and the Board of Directors will reconsider its appointment of PricewaterhouseCoopers LLP.

     PricewaterhouseCoopers LLP has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2000.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Under the rules of the Securities and Exchange Commission, stockholders who intend to submit proposals intended for consideration at our Annual Meeting of Stockholders to be held during 2001 must submit the proposal so that it is received by the Secretary of the Company at the Company's principal office in Herndon, Virginia on or before January 19, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals should be submitted to Worth D. MacMurray, Secretary, Network Access Solutions Corporation, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under U.S. federal securities laws.

     Under our Amended and Restated By-Laws, a stockholder must follow certain procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders who desire to make nominations for directors or bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. In the case of proposals for the Annual Meeting of Stockholders to be held during 2001 (other than proposals intended to be included in the proxy statement and form of proxy for that meeting which, as noted above, must be received on or before January 19, 2001), the Secretary of the Company must receive notice of any such proposal no earlier than March 8, 2001 and no later than April 7, 2001. In the event, however, that the date of the meeting to be held during 2001 is advanced by more than 30 days or delayed by more than 60 days from June 6, 2000, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to the meeting to be held during 2001 and not later than the close of business on the later of the 60th day prior to that meeting or the tenth day following the day on which public announcement of the date of that meeting is first made. Stockholder proposals received before or after those dates may be excluded from the meeting.

     Generally, the required stockholder notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner. A copy of our Amended and Restated By-Laws may be obtained without charge on written request to Worth D. MacMurray, Secretary, Network Access Solutions Corporation, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171.

     In addition, the form of proxy solicited by the Board of Directors in connection with our Annual Meeting of Stockholders to be held during 2001 will confer discretionary authority to the named proxies to vote on any proposal, unless with respect to a particular proposal the Secretary of the Company receives notice of such matter no earlier than March 8, 2001, and no later than April 7, 2001, and the notice complies with the other requirements described in the preceding paragraph.

                       By Order of the Board of Directors,


                       Worth D. MacMurray
                       Secretary and Vice President, Legal & Strategic Projects

Dated: May 19, 2000

   STOCKHOLDERS ARE REMINDED TO SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT
                PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      Appendix A


                      NETWORK ACCESS SOLUTIONS CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the 2000 Employee Stock Purchase Plan of Network Access Solutions Corporation.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Subsidiaries with an opportunity to purchase our common stock through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" means the Board of Directors of the Company.

          (b) "Company" means Network Access Solutions Corporation, a Delaware corporation.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" means the common stock, $0.001 par value, of the Company.

          (e) "Compensation," unless otherwise determined by the Board, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances.

          (f) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and five months or more per calendar year by the Company or its subsidiaries. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the person is on military leave, sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the person's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (g) "Exercise Date" means the last business day of an Offering Period of the Plan.

          (h) "Offering Date" means the first business day of an Offering Period of the Plan.

          (i) "Offering Period" means the period of time beginning with the Offering Date and ending with the Exercise Date.

          (j) "Plan" means this Network Access Solutions Corporation 2000 Employee Stock Purchase Plan.

          (k) "Subsidiary," for purposes of this Plan, means those subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan (in general, a subsidiary (as described in Section 424 of the Code) is any corporation in which the Company owns, directly or indirectly, 50% or more of the voting shares).

     3.   Eligibility.
          -----------

          (a)  General Rule.  Any person who is an Employee, as defined in
               ------------
Section 2, as of either Offering Date during a Plan year shall be eligible to participate in the Plan (subject to the limitations imposed by Section 5 herein and Section 423(b) of the Code).

          (b)  Exceptions.  Any provisions of the Plan to the contrary
               ----------
notwithstanding, no Employee shall be granted an option under the Plan if:

               (i) immediately after the grant such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

               (ii) such option would permit the Employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code and any successor provision) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offerings.  The Plan shall be implemented by two offerings (each an
          ---------
Offering Period) during each calendar 12-month period during the term of the Plan. Each offering shall be of 12 months' duration. Offering I shall commence on January 1 and end on December 31 of each year of the Plan; Offering II shall commence on July 1 and end on June 30 of the following year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering; provided, however, that an eligible Employee may only participate in one Offering Period at a time.

     5.   Participation.  An eligible Employee may become a participant in an
          -------------
offering under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") and by filing it with the Company's payroll office not less than 15 days prior to the first Offering Date with respect to which it is to be effective, unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first Offering Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Notice Of Cancellation Of Option And Withdrawal from the Plan as described in
Section 10(a) or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an Offering Period may not become a participant in the Plan until the commencement of the next Offering Period, two of which shall occur each calendar year.

     6.   Payroll Deductions.
          ------------------


          (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday (and on each such other day upon which any form of Compensation is paid to the participant (e.g., a separate bonus payment)) during the next Offering Period at a percentage rate equal to a whole number and not exceeding $10,000, or such other maximum rate as may be determined from time to time by the Board subject to the provisions of Section 19, of the Compensation which he or she receives during the Offering Period.


          (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from Offering Period to Offering Period until terminated by the participant in accordance with the terms hereof.


          (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.


          (d) A participant may terminate his or her participation in the Plan as provided in Section 10 at any time prior to the Exercise Date, but may not change the rate of his or her payroll deductions with respect to an Offering Period during such Offering Period.


          (e) By enrolling in the Plan, each participant will be deemed to have authorized the establishment of a brokerage account in his or her name at a securities brokerage firm or other financial institution, if approved by the Committee in its discretion.


          (f) Each participant agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the Exercise Date pursuant to which such shares were purchased.


     7.   Grant of Option.
          ---------------


          (a) Subject to the limitations set forth in Sections 3(b) and 12, on each Offering Date with respect to which a participant's payroll deduction authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b)) up to the number of whole shares of our common stock arrived at by dividing (x) such participant's payroll deductions accumulated prior to the Exercise Date and retained in the participant's account as of the Exercise Date by (y) the option price per share set forth in Section 7(b).


          (b) The option price per share of the shares to be sold during each offering shall be the lower of: (i) 85% of the fair market value of a share of our common stock on the Offering Date; or (ii) 85% of the fair market value of a share of our common stock on the Exercise Date. The fair market value of a share of our common stock shall be determined as provided in Section 7(c).


          (c) The fair market value of a share of our common stock shall equal the closing price per share of our common stock on The Nasdaq Stock Market, as reported in The Wall Street Journal. In the event that there has been no
            -----------------------
trading in our common stock on any Offering Date or Exercise Date, then the fair market value of a share of our common stock shall equal the closing price in effect for the immediately previous day upon which our common stock has been traded.

     8.   Exercise of Option.  Unless a participant cancels his or her option
          ------------------
and withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically as of the Exercise Date of the Offering Period, and the accumulated payroll deductions credited to a participant's account on the Exercise Date will be applied to purchase whole shares of our common stock at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of our common stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the Exercise Date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent Offering Period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

     9.   Delivery.  As promptly as practicable after the end of each Offering
          --------
Period, the Company shall arrange the delivery to each participant, as appropriate, either of a certificate or via direct deposit into a book entry account or brokerage account representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to his or her account under the Plan at any time prior to an Exercise Date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. All of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, and his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5.

          (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination, the payroll deductions credited to his or her account for any incomplete Offering Period shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option in such incomplete Offering Period shall be automatically cancelled.

          (c) Except as otherwise provided herein, in the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account for any incomplete Offering Period will be returned to him or her and his or her option in such incomplete Offering Period will be cancelled.

          (d) A participant's withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company in which such participant otherwise qualifies for eligibility.

     11.  Interest. No interest shall accrue for benefit of a participant on
          --------
the payroll deductions of a participant in the Plan.

     12.  Stock.
          -----

          (a) The maximum number of shares of our common stock which shall be made available for sale under the Plan shall be Five Hundred Thousand (500,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares, or treasury shares if available and at the discretion of the Committee. If the total number of shares which would otherwise be subject to options granted pursuant to
Section 7(a) at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

          (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.


          (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant, or in the name of the participant and his or her spouse, or in the "street name" of a Company approved broker for benefit of a participant's account.


     13.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3 no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.


     14.  Designation of Beneficiary.
          --------------------------


          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the Exercise Date of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of an Offering Period.


          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


     15.  Transferability. Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

     16.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


     17.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Individual statements of account will be given to participating Employees as promptly as practicable following the Exercise Date of an Offering Period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.


     18.  Adjustments Upon Changes in Capitalization.
          ------------------------------------------


          (a) Subject to any required action by the stockholders of the Company, the number of shares of our common stock covered by each option under the Plan which has not yet been exercised and the number of shares of our common stock which have been authorized for issuance under the Plan but have not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of our common stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of our common stock subject to option.


          (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and unless a participant terminates his or her participation in the Plan prior to such date, his or her option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of our common stock (up to the maximum number subject to option as determined in accordance with Section 7(a)) at the applicable option price.


          (c) No fractional shares of our common stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.


     19.  Amendment or Termination.  The Board may at any time terminate or
          ------------------------
amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:


          (a)  Increase the number of shares that may be issued under the Plan;

          (b) Materially modify the requirements as to eligibility for participation in the Plan; or


          (c) Materially increase the benefits which accrue to participants under the Plan.


     20.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22.


     21.  Notices.  All notices or other communications by a participant to the
          -------
Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


     22.  Stockholder Approval.  Notwithstanding anything to the contrary
          --------------------
herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a meeting within 12 months before or after the date the Plan is adopted by the Board. No options granted before such stockholder approval has been obtained shall be exercisable unless such stockholder approval is obtained. If the Plan is not approved by the stockholders of the Company within the above-referenced 12-month period, the Plan and any options granted thereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her.


     23.  No Enlargement of Employee Rights.  The Plan is purely voluntary on
          ---------------------------------
the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.


     24.  Information to Participants.  The Company shall make available without
          ---------------------------
charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its stockholders generally.


     25.  Governing Law.  To the extent that Federal laws do not otherwise
          -------------
control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of Delaware, without regard to the conflicts of laws rules thereof, and construed accordingly.


     26.  Tax Withholding.  If, at any time, the Company or any Subsidiary is
          ---------------
required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of our common stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of our common stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld, or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of our common stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

     27.  Securities Law Compliance.  No shares of our common stock may be
          -------------------------
issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws, with respect to the purchase, sale and issuance of shares of our common stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon demand by the Company, an Employee shall deliver to the Company a representation in writing that the purchase of shares pursuant to the exercise of an option hereunder is being made for investment only and not for resale or with a view to distribution, or such other information, representations or undertakings as the Company may reasonably require in order to comply with any registration requirements of, or exemptions from, applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any such violation of applicable securities laws.

                                     PROXY

                     NETWORK ACCESS SOLUTIONS CORPORATION

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 6, 2000

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Jonathan P. Aust, Scott G. Yancey, Jr., and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock, par value $0.001 per share (the "Common Stock"), of Network Access Solutions Corporation (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Tuesday, June 6, 2000, at 9:00a.m. Eastern Daylight Savings Time, at the Company's principal executive offices, Three Dulles Tech Center, 13650 Dulles Technology Drive, Herndon, Virginia 20171, and at any adjournment or postponement thereof, on all matters set forth on the Notice of Annual Meeting and Proxy Statement, dated May 19, 2000, a copy of which has been received by the undersigned, as follows on the reverse side.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN,
                WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.

SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE
   SIDE                                                         SIDE

PROPOSAL 1:  ELECT one director to serve a three-year term.

   [_] FOR the nominee     [_] WITHHOLD AUTHORITY to             [_] EXCEPTIONS*
       listed below            vote for the nominee listed below

Nominee:   Nicholas J. Williams


(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark
 ------------
the "Exceptions" box and write that nominee's name in the space provided below.)

*EXCEPTIONS:  _______________________________________________________________

PROPOSAL 2: RATIFY an amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares available to be granted pursuant to awards made under the Plan.

               [_] FOR        [_] AGAINST         [_] ABSTAIN

PROPOSAL 3:  APPROVE the adoption of an Employee Stock Purchase Plan.

               [_] FOR        [_] AGAINST         [_] ABSTAIN

PROPOSAL 4: RATIFY the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

               [_] FOR        [_] AGAINST         [_] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                 Change of Address and or Comments Mark Here [_]

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. Joint owners EACH must sign. When signing as attorney, trustee, executor, administrator, guardian or other representative or fiduciary capacity, please give your FULL title. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf. If a partnership, please sign in partnership name by an authorized person.


Date: _____________________________



(Signature)  X:  __________________________________


(Signature)  X:  __________________________________


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.